Exhibit 10.36

28 June, 2011	Confidential	LEC-ANX-03041-V4.0

This Technology License Agreement (“TLA”) is made the 27 day of June 2006 (“Effective Date”)

BETWEEN

ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CBI 9NJ, England (“ARM”);

and

GCT SEMICONDUCTOR, INC. whose principal place of business is situated at 2121 Ringwood Avenue, San Jose, California 9513 I, USA (“GCT”)

WHEREAS

LICENSE has requested ARM and ARM has agreed to license to LICENSEE certain ARM Technology (defined below) on the following terms and conditions.

1.	Definitions

1.1	“ARM Compliant Product” means an integrated circuit incorporating an ARM Compliant Core as defined in the relevant Annex I.

1.2	“ARM Technology” means any or all, as the context admits, of the technology identified in Section I of each Annex I and any Updates thereto delivered by ARM to LICENSEE.

1.3	“ASP” means the average sales price of an ARM Compliant Product or other device which contains royalty hearing ARM Technology, as the case may he, in a Quarter, calculated by taking the figure for the aggregate of all invoices for the distribution of such ARM Compliant Product or other device which contains royalty bearing ARM Technology in Such Quarter by the entity exercising the licenses to manufacture or have Manufactured under this TLA (notwithstanding that such distribution may be between GCT and a Subsidiary of GCT or between Subsidiaries of GCT), less; (i) any value added, turnover, import or other tax, duty or tariff payable by law thereon; and (ii) any freight and insurance costs included in the invoiced price, and dividing it by the number of units of such ARM Compliant Product or other device which contains royalty bearing ARM Technology, as appropriate, accounted for under such invoices.

1.4	“Claim” means a written notice received by ARM and claiming infringement of the Intellectual Property of a third party by any of the ARM Technology and which demands that ARM cease and desist from such claimed Intellectual Property infringement.

1.5

“Confidential Information” means; (i) the ARM Technology and derivatives thereof (including any translation. modification, compilation, abridgement or other form in which the ARM ‘technology has been recast, transformed or adapted, but excluding silicon) and any trade secrets relating to the ARM Technology; (ii) any information designated in writing by either party, by appropriate legend, as confidential; (iii) any information which if’ first disclosed orally is identified as confidential at the time of disclosure and is

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thereafter reduced to writing for confirmation and sent to the other party within thirty (30) days after its oral disclosure and designated, by appropriate legend, as confidential; and (iv) the terms and conditions of this TLA.

1.6	“Customer” means ally entity that has contracted LICENSEE to design and manufacture integrated circuits for such entity.

1.7	“Designer” means any entity sub-contracted by LICENSEE to provide design resource to LICENSEE.

1.8	“Intellectual Property” means any patents, patent rights, trademarks, service marks, registered designs, topography or semiconductor mask Work rights, applications for any of the foregoing, copyright, unregistered design right and any other similar protected rights in any country to the extent recognized by any relevant jurisdiction as intellectual property, trade secrets, know-how and Confidential Information.

1.9	“LICENSEE” means GCT and any Subsidiaries of GCT.

1.10	“Manufacturer” means any entity sub-contracted by LICENSEE to manufacture integrated circuits for LICENSEE.

1.11	“Packaging House” means any entity sub-contracted by LICENSEE to package integrated circuits for LICENSEE.

1.12	“Quarter” means each calendar quarter ending the 31st March, 30th June, 30th September and 31st December of each year.

1.13	“Subsidiary” means any company the majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto or any company a majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by any of the aforementioned entities. A company shall be a Subsidiary only for the period during which such control exists.

1.14	“Term” means the term for which the subject ARM Technology is licensed to LICENSEE by ARM as specifically set out in Section 7 of the relevant Annex 1.

1.15	“Test House” means any entity sub-contacted by LICENSEE to test integrated circuits for LICENSEE.

1.16	“Trademarks” means the trademarks identified in Section 6 of each Annex 1.

1.17	“Trademark Guidelines” means the guidelines for the use of ARM’s Trademarks as set out in Annex 2 and any amendment thereto delivered to LICENSEE by ARM from time to time in accordance with the provisions of Clause 2.10.

1.18	“Updates” means any; (i) error corrections developed by or for ARM; and (ii) functional enhancements or other modifications developed by or for ARM (which ARM in its

NH/RT	ARM/GCT Semiconductor, Inc.

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discretion decides does not constitute a new product), together with any Intellectual Property embodied therein.

2.	License

ARM/GCT Semiconductor

2.1	The ARM Technology shall be licensed to LICENSE subject to the relevant license terms identified in Section 2 of the relevant Annex I.

Subcontracting Design

2.2	Subject to the provisions of Clause 3 (Confidentiality), LICENSEE may exercise the right, if granted in Section 2 of the relevant Annex I, to have ARM Compliant Products or other devices which contain ARM Technology licensed iii accordance with the terms of this TLA, as the case may be, designed by any Designer, provided that; (a) LICENSEE does not grant to the Designer any license in respect of the ARM Technology for any other purpose; and (h) that each Designer;

(i)	is subject to contractual obligations of confidentiality in respect of the ARM Confidential Information and ARM “Technology which are in accordance with the provisions of Clause 3.3;

(ii)	is subject to a contractual obligation to use the ARM Confidential Information and ARM Technology solely for the purpose of supplying the designs of the ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terns of this TLA, as the case may be, solely to LICENSEE; and

(iii)	is subject to a contractual obligation to return any ARM Confidential Information and ARM Technology to LICENSEE on the earlier of; (a) the completion of the design; and (b) the end of the contractual confidentiality period (in the agreement between LICENSEE and Designer) for the relevant ARM Confidential Information or ARM “Technology.

If any Designer breaches the provisions of Clauses 2.2(1) to 2.2(iii), LICENSEE agrees that such breach shall be treated as a material breach of’ this TLA by LICENSEE which shall entitle ARM to terminate this TLA in accordance with the provisions of Clause 14.2 and LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach by the Designer.

Customer Collaboration

2.3

Subject to the provisions of Clause 3 (Confidentiality), LICENSEE may exercise the right, if granted in Section 2 of the relevant Annex 1, to have ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, designed by any Customer provided that; (a) LICENSEE does not grant to the Customer any license in respect of the ARM Technology for any

NH/RT	ARM/GCT Semiconductor, Inc.

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purpose other than for collaborating on the design of ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, with LICENSEE and; (b) that each Customer;

(i)	is subject to contractual obligations of confidentiality in respect of the ARM Confidential Information and ARM Technology which arc in accordance with the provisions of Clause 3.4;

(ii)	is subject to a contractual obligation to use the ARM Confidential Information and ARM Technology solely for the purpose of supplying the designs of the ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, solely to LICENSEE; and

(iii)	is subject to a contractual obligation to return any ARM Confidential Information and ARM Technology to LICENSEE on the earlier of, (a) the completion of the design; and (b) the end of the contractual confidentiality period (in the agreement between LICENSEE and Customer) for the relevant ARM Confidential Information or ARM Technology.

Wally Customer breaches the provisions of Clauses 2.3(1) to 2.3(iii), LICENSEE agrees that such breach shall he treated as a material breach of this TLA by LICENSEE which shall entitle ARM to terminate this TLA in accordance with the provisions of Clause 14.2 and LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach by the Customer.

Subcontracting Manufacture

2.4	Subject to the provisions of Clause 3 (Confidentiality), LICENSEE may exercise the right, if granted in Section 2 of the relevant Annex 1, to have ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, manufactured by a Manufacturer provided that; (a) LICENSEE does not grant to the Manufacturer any license in respect of the ARM Technology for any purpose other than for manufacturing ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, solely for LICENSEE; and (b) that each Manufacturer;

(i)	is subject to contractual obligations of confidentiality in respect of the ARM Confidential Information and ARM Technology which are in accordance with the provisions of Clause 3.2;

(ii)	is subject to a contractual obligation to use the ARM Confidential Information and ARM Technology solely for the purpose of supplying units of the ARM Compliant Products or other devices which contain ARM ‘technology licensed in accordance with the terms of this TLA, as the case may be, solely to LICENSEE; and

NH/RT	ARM/GCT Semiconductor, Inc.

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(iii)	is subject to a contractual obligation to return any ARM Confidential Information and ARM Technology to LICENSEE on the earlier of; (a) the completion of the manufacture; and (b) the end of the contractual confidentiality period (in the agreement between LICENSEE and Manufacturer) for the relevant ARM Confidential Information or ARM Technology.

If any Manufacturer breaches the provisions of Clauses 2.4(i) to 2.4(iii), LICENSEE agrees that such breach shall be treated as a material breach of this TLA by LICENSEE which shall entitle ARM to terminate this TLA in accordance with the provisions of Clause 14.2 and LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach by the Manufacturer.

Subcontracting Testing

2.5	Subject to the provisions of Clause 3 (Confidentiality), LICENSEE may exercise the right, if granted in Section 2 of the relevant Annex 1, to have tested ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, by a Test House provided that; (a) LICENSEE does not grant to the Test House any license in respect of the ARM Technology for any purpose other than for testing ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, solely for LICENSEE; and (b) that each Test I House;

(i)	is subject to contractual obligations of confidentiality in respect of the ARM Confidential Information and ARM Technology which are in accordance with the provisions of Clause 3.5;

(ii)	is subject to a contractual obligation to use the ARM Confidential Information and ARM Technology solely for the purpose of supplying units of the tested ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA, as the case may be, solely to LICENSEE; and

(iii)	is subject to a contractual obligation to return any ARM Confidential Information and ARM Technology to LICENSEE on the earlier of, (a) the completion of the testing; and (b) the end of the contractual confidentiality period (in the agreement between LICENSEE and Test House) for the relevant ARM Confidential Information or ARM Technology.

If any Test House breaches the provisions of Clauses 2.5(i) to 2.5(iii), LICENSEE agrees that such breach shall be treated as a material breach of this TLA by LICENSEE which shall entitle ARM to terminate this TLA in accordance with the provisions of Clause 14.2 and LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach by the Test House.

NH/RT	ARM/GCT Semiconductor, Inc.

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2.6	LICENSEE may exercise the right, if granted in Section 2 of the relevant Annex I, to have ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TEA, as the case may be tested and packaged by a Packaging House provided that (a) LICENSEE does not grant to the Packaging House any license in respect of the ARM Technology for any purpose other than for packaging and testing ARM Compliant Products solely for LICENSEE; and (b) that each Packaging House is subject to a contractual obligation to return any ARM Confidential Information and ARM Technology to LICENSEE on the completion of the packaging

If any Packaging House breaches the provisions referred to in this Clause 2.6, LICENSEE agrees to take all reasonable actions to cure such breach. If LICENSEE is unable to cure such breach within thirty (30) days, then LICENSEE shall terminate the right of such Packaging House to package and test ARM Compliant Products or other devices which contain ARM Technology licensed in accordance with the terms of this TLA as the case may be for LICENSEE and shall ensure that the Packaging House returns to LICENSEE any ARM Compliant Products in the Packaging House’s possession.

Intercompany Matters

2.7	[***]. Any termination of this TLA in accordance with the provisions of Clause 14.2 shall be effective in respect of GCT and all Subsidiaries of GCT.

Any rights granted to any Subsidiary of GCT hereunder shall automatically terminate upon such Subsidiary of GCT ceasing to be a Subsidiary of GCT.

GCT shall be fully responsible for all and any loss, liability, costs, damages, expenses (including the reasonable fees of lawyers and other professionals) suffered or incurred by ARM as a result of or in connection with any breach by a Subsidiary of GCT of any of the terms of this TLA, to the same extent as if such breach had been committed by GCT.

License Restrictions

2.8	Except as specifically licensed in accordance with Clause 2.1, LICENSEE ACQUIRES NO RIGHT, TITLE OR INTEREST IN ANY Arm Confidential Information, ARM Technology or any Intellectual property embodied therein. In no event shall the licenses granted in accordance with Clause 2.1 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a license to use any ARM technology except the ARM Technology.

Except as expressly licensed in accordance with Clause 2.1, no right is granted to LICENSEE to sublicense the rights granted to LICENSEE under this TLA.

LICENSEE shall not use or procure others to use any ARM Confidential Information provided to LICENSEE under this TLA; (i) for the purposes of determining if any features, functions or processes provided by the ARM Technology or disclosed by the ARM Confidential Information are covered by any patents or patent applications owned by LICENSEE; or (ii) for developing technology or products which avoid any of ARM’s

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

NH/RT	ARM/GCT Semiconductor, Inc.

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Intellectual Property licensed hereunder, or (iii) as a reference for modifying existing patents or patent applications or creating any continuation, continuation in part, or extension of existing patents or patent applications.

Intercompany Matters

2.9	LICENSEE shall reproduce and not remove or obscure any notice incorporated in the ARM Technology by ARM to protect ARM’s Intellectual Property or to acknowledge the Intellectual Property of any third party. LICENSEE shall incorporate and shall require that any Designer, Customer, Manufacturer and Test House to which any ARM Technology is provided in accordance with the terms of this TLA, incorporates corresponding notices and such other markings and notifications as ARM may reasonably require on all copies of the ARM Technology and any derivatives thereof (including any translation, modification, compilation, abridgement or other form in which the ARM Technology has been recast, transformed or adapted) created by LICENSEE, Designer, Customer, Manufacturer, Test I House or Packaging 1-House, as the case may be.

ARM Trademarks

2.10	ARM hereby grants to LICENSEE a non-transferable (subject to Clause 16.3), non-exclusive, royalty-free, worldwide license to use the Trademarks in connection with the promotion and sale of products developed under the licenses granted in this TLA.

LICENSEE shall use the Trademarks, in accordance with the Trademark Guidelines. ARM shall have the right to revise the Trademark Guidelines and Section 6 of any Annex 1. Any such revisions shall be effective with respect to printed materials and products to he produced or Manufactured after ninety (90) days from receipt of ARM’s written notice specifying the revisions to LICENSEE.

Upon request from ARM, LICENSEE shall submit a reasonable number of samples of documentation, packaging, and promotional or advertising materials bearing the Trademarks to ARM so that ARM may verify compliance with the Trademark Guidelines. In the event that any documentation, packaging, promotional or advertising material fails to comply with the Trademark Guidelines, ARM shall notify LICENSEE and LICENSEE shall rectify such documentation, packaging, and promotional or advertising materials so as to comply with the Trademark Guidelines and cease using any such non-compliant materials as soon as reasonably possible after the date of ARM’s notice.

LICENSEE agrees to provide reasonable assistance to ARM in maintaining the validity of the Trademarks. Upon ARM’s request, LICENSEE shall provide, free of charge, a reasonable number of samples of the use of the Trademarks for the purpose of trademark registration or renewal. Upon request, LICENSEE shall at ARM’s expense execute any documents required by the applicable laws of any jurisdiction for the purpose of either or both registering and maintaining the Trademarks.

Except as provided by the terms of this TLA, LICENSEE shall not use or register, in any jurisdiction, any trademark, service mark, device or logo or any word or shark confusingly similar to any of the Trademarks.

NH/RT	ARM/GCT Semiconductor, Inc.

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3.	Confidentiality

Restricted Disclosure

3.1	Except as expressly provided by Clauses 3.2, 3.3, 3.4, 3.5, 3.6 and 3.7, each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less stringent than the measures that such party applies to its own like information, but not less than a reasonable degree of care, to prevent unauthorized disclosure and use of the Confidential Information. The period of confidentiality shall be indefinite with respect to each party’s Confidential Information.

Permitted Disclosure to Manufacturers

3.2	LICENSEE may disclose; (i) the ARM Technology marked “M” in any Annex I and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “M” has been recast, transformed or adapted; (ii) any GDSII created by or for LICENSEE from the synthesizable RTL licensed under any Annex I; and (iii) any masks created from the GDSII by or for LICENSEE, to a Manufacturer pursuant to the exercise of any have manufactured rights (if granted in Section 2 of the relevant Annex I) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, manufactured for LICENSEE by such third party and under a nondisclosure agreement containing substantially similar terms to this Clause 3, except that the confidentiality period for each deliverable shall be, at a minimum, of five (5) years from the date of disclosure.

Permitted Disclosure to Designers

3.3	LICENSEE may disclose the ARM “technology marked “D” in any Annex I and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “D” has been recast, transformed or adapted to a Designer pursuant to the exercise of the have designed rights (if granted in Section 2 of the relevant Annex I) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, designed for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 3.1.

Permitted Disclosure to Customers

3.4	LICENSEE may disclose the ARM Technology marked “CS” in any Annex I and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “CS” has been recast, transformed or adapted to a Customer solely for the purposes of collaborating on the design of ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, for such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, including the confidentiality period for each deliverable determined in accordance with the provisions of Clause 3.1.

NH/RT	ARM/GCT Semiconductor, Inc.

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Permitted Disclosure to Test Houses

3.5	LICENSEE may disclose; (i) the ARM Technology marked “T” in any Annex I and any translation, modification, compilation, abridgement or other form in which the ARM Technology marked “T” has been recast, transformed or adapted; and (ii) any ATPG test vectors created by or for LICENSEE from the Synthesizable RTL (defined in the relevant Annex 1), to a Test House pursuant to the exercise of the have tested rights (if granted in Section 2 of the relevant Annex I) solely for the purposes of having ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, tested for LICENSEE by such third party and under a non-disclosure agreement containing substantially similar terms to this Clause 3, except that the confidentiality period for each deliverable shall be, at a minimum, five (5) years from the date of disclosure.

3.6	Other Permitted Disclosures

Either party may disclose Confidential Information received from the other party in the following circumstances;

(i)	disclosure to third parties to the extent that the Confidential Information is required to be disclosed pursuant to a court order or as otherwise required by law, provided that the party required to make the disclosure promptly notifies the other party upon learning of such requirement and has given the other party a reasonable opportunity to contest or limit the scope of such required disclosure (including but not limited to making, an application for a protective order);

(ii)	disclosure to nominated third parties under written authority from the original discloser of the Confidential Information; and

(iii)	disclosure to the receiving party’s legal counsel, accountants or professional advisors to the extent necessary for them to advise upon the interpretation or enforcement of this TLA.

Permitted Disclosure of LICENSEE Confidential Information

3.7	LICENSEE royalty reports may be disclosed in confidence to ARM’s financial and legal advisors. In addition, ARM may disclose the total unit sales, from time to time, of ARM Compliant Products and any other devices which contain royalty bearing ARM Technology, provided that the unit sales of such products by LICENSEE are not separately identifiable or deducible therefrom.

ARM shall be permitted to disclose LICENSEE Confidential Information to Subsidiaries of ARM subject to the same terms and conditions of confidentiality as are set out in this TLA.

Restricted Use

3.8	LICENSEE agrees that it shall not use any of ARM’s Confidential Information other than pursuant to and in accordance with the exercise of any of the licenses granted under this TLA.

NH/RT	ARM/GCT Semiconductor, Inc.

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Excepted Information

3.9	The provisions of this Clause 3 shall not apply to information which;

(i)	is known to and has been reduced to tangible form by the receiving party prior to its receipt provided that such information is not already subject to any obligations of confidentiality; or

(ii)	is in the public domain at the time of receipt or later becomes part of the public domain without breach of the confidentiality obligations in this TLA; or

(iii)	is received from a third party without any breach of any obligation of confidentiality in respect of such information provided that such information is not subject to any continuing obligations of confidentiality; or

(iv)	is identified as (N) in Section I of the relevant Annex I of this TLA; or

(v)	is independently developed by the receiving party without reference to the disclosing party’s Confidential Information, as evidenced by contemporaneous written record.

4.	Verification

4.1	Prior to the distribution of any integrated circuit incorporating ARM Technology manufactured by or for LICENSEE under the licenses granted in Section 2 of any Annex 1, LICENSEE shall verify such ARM ‘technology to the extent required by and in accordance with the verification procedure set out in Section 3 of the relevant Annex

5.	Delivery

5.1	ARM shall use reasonable efforts to deliver the ARM Technology in each Annex I to LICENSEE on or before the delivery dates set out in Section I of the relevant Annex I. ARM shall deliver Updates for any ARM Technology to LICENSEE as soon as reasonably possible after such Update is made generally available by ARM.

6.	Fees and Royalties

Fees

6.1	GCT shall pay, to ARM, fees (“Fees”) as set out in and in accordance with Section 8 of the relevant Annex l.

Royalties

6.2	If provided for in Section 8 of a relevant Annex 1, GCT shall pay, to ARM, a royalty (“Royalty”) in accordance with the provisions of such Annex I.

Any distribution of ARM Compliant Products or other devices which contain royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, by LICENSEE shall, in the absence of evidence to the contrary, be deemed to be distributed under the licenses granted to LICENSEE

NH/RT	ARM/GCT Semiconductor, Inc.

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under this TLA and GCT shall pay Royalties to ARM accordingly. The burden of proof for rebutting the above presumption shall be on LICENSEE.

Royalty Report

6.3	GCT shall submit a report within thirty (30) days after the end of each Quarter, containing at least the information required by the form set out in Section 8 of each Annex I.

Pricing

6.4	For any transactions, LICENSEE shall ensure and warrants that such transactions shall be conducted so that the ASP of any ARM Compliant Product or other device which contains royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, is not manipulated for the purpose of reducing the Royalties payable to ARM under this TLA. LICENSEE and ARM agree that the invoice price of any ARM Compliant Product or other device which contains royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be, shall be determined solely by LICENSEE on the basis of relevant commercial and business factors, but that no internal transactions between any of GCT and its Subsidiaries shall he conducted so as to reduce the actual invoice price below the invoice price which would have been payable by an independent customer of LICENSEE. ARM acknowledges that the determination of the invoice price on such basis may have the incidental effect of reducing the Royalties payable to ARM under this TLA, but LICENSEE agrees that reducing the Royalties payable to ARM shall never be a material factor or permitted aim in its determination of the invoice price of any ARM Compliant Product or other device which contains royalty bearing ARM Technology licensed in accordance with the terms of this TLA, as the case may be.

Records

6.5	For the period of [***] from the date that each royalty report is delivered to ARM by GCT, LICENSEE shall keep such records and books of account, identifying and providing invoice details for ARM Compliant Products or any other royalty bearing ARM Technology distributed under the licenses granted in this TLA, as are necessary to derive the ASP for each ARM Compliant Product or any other royalty bearing ARM Technology identified in such royalty report and to demonstrate compliance with LICENSEE’s obligations under this Clause 6.

Audit

6.6	ARM shall have the right for representatives of a firm of independent chartered accountants reasonably acceptable to LICENSEE and not working on a contingency basis (“Auditors”), to make an examination and audit, by prior appointment during normal business hours, of all records and accounts as may under recognized accounting practices contain information bearing upon;

(i)	the number of units of ARM Compliant Products and any other devices which contain royalty bearing ARM Technology which have been distributed by LICENSEE under this TLA;

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

NH/RT	ARM/GCT Semiconductor, Inc.

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(ii)	the number of ARM microprocessor cores incorporated into any ARM Compliant Product which has been distributed by LICENSEE under this TLA;

(iii)	where Royalties on any ARM Compliant Product or any other devices which contain royalty bearing ARM ‘technology are determined by reference to the ASP, the ASP and fair market value of such ARM Compliant Product or any other devices which contain royalty bearing ARM Technology which have been distributed by LICENSEE under this TLA;

(iv)	the amount of Royalties payable to ARM under this TLA; and

(v)	any fees payable to ARM under this TLA.

The Auditors shall be permitted to provide, to ARM, information relating to Clauses 6.6(i)-(v), including but not limited to, information relating to the systems operated by LICENSEE to capture and record such information. Any information obtained pursuant to any audit performed in accordance with the provisions of this Clause 6.6 and provided by the Auditors to ARM shall be treated by ARM as LICENSEE Confidential Information. The Auditors’ conclusions shall (in the absence of clerical or manifest error) he final and binding on the parties. Such audit shall be [***] unless it reveals [***], in which event [***]. GCT shall make good ally underpayment of Royalties forthwith. If the audit identifies that GCT has made an overpayment, such overpayment will be credited to the next payment or payments of Royalties or fees to be made by GCT.

Taxes

6.7	All sums stated under this TLA do not include taxes. All applicable taxes shall be payable by LICENSEE in accordance with relevant legislation in force at the relevant tax point. Any income or other tax which LICENSEE is required by law to pay or withhold on behalf of ARM with respect to any Royalties or other fees payable to ARM under this TLA may be deducted from the amount of such Royalties or other fees otherwise due, provided, however, that in regard to any such deduction, GCT shall give to ARM such assistance as may be necessary to enable or assist ARM to claim exemption therefrom, or credit therefor, and shall upon request furnish to ARM such certificates and other evidence of deduction and payment thereof as ARM may properly require.

Payment

6.8	GCT shall pay all Royalties and Fees due to ARM under the terms of this TLA within thirty (30) days of receipt of ARM’s invoice therefor (“Due Date”). ARM shall send any invoice for payment to the address set out in Section 8 of the relevant Annex 1 and GCT shall provide ARM with at least ten (10) working days notice of any change to such address.

6.9	If any suns under this TLA is not paid by the Due Date (defined in Clause 6.8), then (without prejudice to ARM’s other rights and remedies in addition to the invoice amount) ARM reserves the right to charge interest on such sum on a day to day basis (as well after as before any judgment) from the Due Date to the date of payment at the rate of [***] above the base rate of National Westminster Bank PLC from time to time in force.

***	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

NH/RT	ARM/GCT Semiconductor, Inc.

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[***]

6.10	All sums properly due to ARM under this TLA shall he paid in full and LICENSEE shall [***] in order to [***]. Obligations under each Annex I shall be construed as divisible from obligations under any other Annex I for the purposes of interpreting this Clause 6.10.

7.	Support and Maintenance

7.1	Subject to LICENSEE’s payment of the appropriate Fees (defined in Clause 6.1), ARM shall provide to LICENSEE, in respect of the relevant ARM Technology the following support and maintenance for such ARM Technology (“Support and Maintenance”);

(i)	the use of commercially reasonable efforts to correct any defects in the ARM Technology which cause such technology not to operate in accordance with the functionality described in the relevant datasheet or manual for such technology. If ARM determines that such defects are due to errors in such description ARM shall promptly issue corrections to the datasheet or manual and shall not be required to revise the ARM Technology, provided that LICENSEE’s use of the ARM Technology by LICENSER is not adversely affected thereby;

(ii)	all Updates to such ARM Technology; and

(iii)	subject to the provisions of Clause 7.3, reasonable telephone, e-mail and written consultation about the operation and application of such ARM Technology.

7.2	The services provided [older Clause 7.1(iii) shall expressly exclude any information relating to the design of products incorporating ARM Technology. Consulting services may be provided by ARM under the terms of a separate written agreement. Support Supplied by ARM may not be used either; (1) as a substitute for training; or (ii) as additional engineering resource for your projects.

7.3	The services provided under Clause 7.1(iii) shall be provided from the relevant ARM support centre, and shall be limited in accordance with the provisions of Section 4 of the relevant Annex 1. Notwithstanding the foregoing, in exceptional cases if ARM has been unable to resolve an issue relating to the ARM technology remotely from the support centre, ARM will use reasonable efforts to provide support to LICENSEE, at LICENSEE’s premises, subject to LICENSEE meeting all reasonable traveling, accommodation and sustenance expenses thereby incurred,

7.4	If ARM delivers a revision of any ARM Technology licensed under any Annex I, LICENSEE hereby agrees and acknowledges that ARM shall only be obligated to test that each deliverable is compatible with the other deliverables comprising such revision are compatible and ARM shall have [***].

7.5	ARM shall only have an obligation to provide Support and Maintenance for the most recently delivered version of the relevant ARM Technology and the version which the most recently delivered version replaced. ARM shall he under no obligation to provide

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Support and Maintenance in respect of any modifications (where permitted) to the ARM Technology created by LICENSEE

7.6	Upon LICENSEE requesting ARM’s assistance pursuant to the provisions of Clause 7.1(i) or (iii), LICENSEE shall promptly provide to ARM such samples and technical information as ARM may reasonably require and in a form specified by ARM to enable ARM to provide such assistance.

7.7	ARM’s obligation under this Clause 7 is limited expressly to the provision of Support and Maintenance to LICENSEE and ARM shall be under no obligation to provide any support and maintenance to any Designer, Customer, Manufacturer, “Test House or other third parties.

7.8	If LICENSEE elects not to renew Support and Maintenance for any ARM Technology and subsequently requests ARM to provide Support and Maintenance in respect of such ARM Technology, in addition to the fees due for the new Support and Maintenance period, LICENSEE hereby agrees that ARM shall be entitled [***] such period calculated at ARM’s then current rates.

8.	Blank

8.1	This section is intentionally blank.

9.	Training

9.1	If provided for in Section 5 of a relevant Annex 1, ARM shall provide training in respect of the relevant ARM Technology in accordance with the provisions of Section 5 of the relevant Annex 1.

10.	ARM technology Functionality Warranties

10.1	Except as expressly provided in this TLA, ARM provides no warranties express, implied or statutory, including, without limitation, the implied warranties of satisfactory quality or fitness for a particular purpose with respect to the ARM Technology.

10.2	ARM warrants to LICENSEE that the ARM Technology will comply in all material respects with the applicable documentation and will be consistent with allowing a competent semiconductor manufacturer to manufacture products which substantially conform to the functionality described in the relevant technical reference manual. LICENSEE acknowledges that the process for converting the ARM Technology delivered to LICENSEE in to silicon necessarily involves the introduction and use of technology not delivered by ARM and accordingly ARM’s liability and LICENSEE’s sole remedy for breach of the warranty provided under this Clause 10.2 shall be as follows; if LICENSEE can demonstrate to ARM that any defect in the silicon developed using any ARM Technology is exclusively caused by a defect in the ARM Technology as delivered to LICENSEE then ARM shall use commercially reasonable efforts to; (i) correct any errors in the ARM Technology and deliver corrected ARM Technology to LICENSEE; or (ii) replace the materials, the choice between either (i) or (ii) to be at

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ARM’s discretion. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO BREACH OF THE WARRANTY PROVIDED IN THIS CLAUSE 10.2.

10.3	Without prejudice to the generality of Clause 10.2, ARM shall not be responsible for any recoverable or non-recoverable costs incurred, directly or indirectly, by LICENSEE in the design migration, processing, or manufacture of masks and prototypes, characterization or manufacture of production quality silicon in whatever quantity.

11.	ARM Technology Intellectual Property Warranties

11.1	ARM warrants, to ARM’s knowledge and belief, that

(i)	the ARM Technology does not infringe any third party copyright, mask work right or trade secret; and

(ii)	as at the relevant Annex Effective Date, there are no pending; (a) Claims, or (b) actions commenced against ARM for infringement by the relevant ARM Technology of any third party Intellectual Property.

12.	Intellectual Property Indemnities

12.1	Except as provided under Clause 12.2, in the event of a suit against LICENSEE based upon a claim that any of the ARM Technology delivered by ARM to LICENSEE tinder this TLA or the Trademarks, when used in accordance with this TLA, infringes any third party Intellectual Property, ARM agrees, subject to the limitations of Clauses 13.1 and 13.2, to defend and indemnify LICENSEE, at ARM’s expense, and to pay costs and damages finally awarded in any such suit or agreed in any settlement, provided that; (i) ARM is promptly notified by LICENSEE, in writing, of any threats, claims and proceedings related thereto; (ii) ARM has sole control of the defense and any settlement thereof; (iii) LICENSEE does not make any admission of liability nor settle or otherwise compromise any such claim without ARM’s prior written consent; (iv) LICENSEE furnishes to ARM, upon request and at ARM’s expense, any information available to LICENSEE relating to the defense of such claim; (v) LICENSEE provides reasonable assistance to ARM, at ARM’s expense, in the defense of such claim; and (vi) ARM, at its option and expense, may; (a) obtain for LICENSEE the right to continue to use the ARM Technology; or (b) replace or modify the ARM Technology so that it becomes non-infringing, in which event LICENSEE shall cease use of the infringing ARM Technology. The expenses related to the provision of information or assistance by LICENSEE to ARM under the provisions of Clause 12.1(iv) or 12.1(v) for which ARM shall be limited to the [***]. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO INFRINGEMENT BY THE ARM TECHNOLOGY OF ANY THIRD PARTY INTELLECTUAL PROPERTY.

12.2

ARM shall have no liability under Clause 12.1 in respect of any infringement arising from; (1) the combination of the ARM Technology with other products not supplied by ARM if such infringement would not have occurred but for such combination; (ii) the

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modification by LICENSEE of the ARM Technology if such infringement would not have occurred but for such modification; (iii) the process of synthesizing any ARM “Technology including but not limited to the use by LICENSEE of LICENSEE’s or LICENSEE’s agent’s cell libraries if such infringement would not have occurred but for the application of such process; or (iv) any manufacturing process applied to the ARM Technology by LICENSEE if such infringement would not have occurred but for the application of such process.

12.3	If either a third party alleges, or ARM has any concerns, that any ARM Technology infringes or may infringe the Intellectual Property of a third party, then without any admission of liability, ARM at its option and expense may develop an Update to the relevant ARM Technology which in ARM’s opinion avoids such alleged infringement and upon receipt of such Update from ARM, LICENSEE shall; (i) in respect of any new designs or derivatives of any existing designs which have not been taped out, immediately cease use of the ARM Technology which the Update replaces; and (ii) in respect of any existing design which have been taped out, within nine (9) months of receipt of the Update cease use of the ARM Technology which the Update replaces.

12.4	If a suit against ARM is based in whole or in part upon a claim that any of the ARM Technology delivered by ARM to LICENSEE under this TLA, when used in accordance with this TLA, infringes any third party Intellectual Property because of; (i) the combination of the ARM Technology with other products not supplied by ARM if such infringement would not have occurred but for such combination; (ii) the modification by LICENSEE of the ARM Technology if such infringement would not have occurred but for such modification; (iii) the process of synthesizing any ARM Technology including but not limited to the use by LICENSEE of LICENSEE’s or LICENSEE’s agent’s cell libraries if such infringement would not have occurred but for the application of such process; or (iv) any manufacturing process applied to the ARM Technology by LICENSEE if such infringement would not have occurred but for the application of such process, then LICENSEE agrees to indemnify ARM for any legal costs (including attorney’s fees) reasonably incurred by ARM in defending such suit provided that; (a) LICENSEE is notified promptly in writing of the Suit; (b) at LICENSEE’s request, LICENSEE is given control of and all requested reasonable assistance, at LICENSEE’s expense, to defend such suit; (c) ARM shall not make any admission of liability nor settle or otherwise compromise any such claim without LICENSEE’s prior written consent; (d) ARM furnishes to LICENSEE, upon request; and at LICENSEE’S expense, any information available to ARM relating to the defense of such claim. The expenses related to the provision of information or assistance by ARM to LICENSEE under the provisions of Clause 12.4(b) or 12.4(d) for which LICENSEE shall be liable shall be [***]. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSEE WITH RESPECT TO INFRINGEMENT OF ANY THIRD PARTY INTELLECTUAL PROPERTY.

12.5

ARM shall only be liable under Clause 12.1 for any damages awarded by a court for infringement by any ARM Technology of the Intellectual Property of a third party, up to the date upon which such court issues its judgment. ARM shall have no continuing

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liability under Clause 12.1 for any loss suffered by LICENSEE in respect of the same infringement after the date of such judgment,

13.	Limitation of Liability

13.1	EXCEPT 1N RESPECT OF ANY BREACH OF THE PROVISIONS OF CLAUSE 3 (CONFIDENITIAI.ITY), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT (INCLUDING NEGLIGENCE) OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.2	NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS TLA, EXCEPT IN RESPECT OF ANY LIABILITY ARISING UNDER CLAUSE 2 (LICENCE), ANY BREACH OF CLAUSE 3 (CONFIDENTIALITY) OR CLAUSE 11, AND ANY FAILURE TO PAY FEES OR ROYALTIES IN ACCORDANCE WITH CLAUSE 6.1 (FEES) AND CLAUSE 6.2 (ROYALTIES), THE MAXIMUM LIABILITY OF EITHER PARTY TO THE OTHER PARTY IN AGGREGATE FOR ALL CLAIMS MADE AGAINST THE OTHER PARTY IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH THE SUBJECT MATTER OF EACH ANNEX I SHALL NOT EXCEED [***] (DEFINED IN CLAUSE 6.1) [***]. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. EACH PARTY RELEASES THE OTHER PARTY FROM ALI, OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

13.3	NOTHING IN THIS CLAUSE SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM EITHER PARTY’S NEGLIGENCE.

13.4	The parties hereby acknowledge that the provisions of this Clause 13 allocate the risks under this TLA between ARM and Customer after negotiation and ARM’s pricing reflects this allocation of risk and the limitation of liability specified herein.

Initials of ARM authorized signatory
Initials of GCT authorized signatory

14.	Term, Termination and Expiration

TLA Term

14.1	Except as provided below, this TLA shall commence on the Effective Date and shall continue in force unless earlier terminated in accordance with the provisions of either of Clause 14.2 or Clause 14.3.

Termination by Either Party

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14.2	Without prejudice to any other right or remedy which may be available to it, either party shall be entitled immediately to terminate this TLA (including all Annexes incorporated hereunder) by giving written notice to the other, if the other party:

(i)	has committed a material breach of any of its obligations hereunder which is not capable of remedy; or

(ii)	has committed a material breach of any of its obligations hereunder which is capable of remedy but which has not been remedied within a period of sixty (60) days following receipt of written notice to do so; or

(iii)	any circumstances arise which would entitle the court or a creditor to appoint a receiver, administrative receiver or administrator or to present a winding-up petition or make a winding-up order; or

(iv)	makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or

(v)	has an order made against it, or passes a resolution, for its winding-up (except for the purposes of amalgamation or reconstruction) or has a receiver or similar officer appointed over all or substantially all of its property or assets.

Annex Expiry

14.3	Each Annex shall commence on the Annex Effective Date (defined in each Annex I) and shall continue in force for the Term set out therein unless earlier terminated in accordance with the provisions of Clause 14.2.

15.	Effect of Expiry and Termination

Termination by ARM

15.1	Upon termination of this TLA by ARM in accordance with Clause 14.2, LICENSEE will [***], ARM Technology, ARM Confidential Information and any products embodying such technology or information. LICENSEE shall, at ARM’s option, either destroy or return to ARM any ARM Confidential Information, including any copies thereof in its possession and any ARM Technology or derivatives (including any translation, modification, compilation, abridgement or other form in which the ARM Technology has been recast, transformed or adapted) thereof in its possession. Within one month after termination of this TLA LICENSEE will furnish to ARM a certificate signed by a duly authorised representative of LICENSEE that to the best of his or her knowledge, information and belief, after due enquiry, LICENSEE has complied with provisions of this Clause.

Upon termination of this TLA by ARM in accordance with either of Clauses 14.2; (i) the termination date shall be treated as the end of a Quarter for the purpose of accounting for Royalties to ARM; and (ii) any fees outstanding, whether or not such fees have become due at the date of termination) shall become due and payable to ARM in accordance with the provisions of Clause 6.

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Termination by LICENSEE

15.2	Upon termination of this TLA by LICENSEE pursuant to Clause 14.2 the licenses granted under Clause 2 of this TLA shall survive such termination, subject to the terms and conditions of this TLA including but not limited to LICENSEE’s continued payment, to ARM, its liquidator or receiver of any fees and Royalties due at the date of termination or in the future in accordance with the provisions of Clause 6.

Annex I Expiry

15.3	Upon expiry of any Annex I in accordance with the provisions of Clause 14.3,

(i)	any licenses granted under Section 2 of the relevant Annex 1, [***];

(ii)	have manufactured and sell supply or otherwise distribute products developed using the relevant ARM Technology shall survive subject to the terms and conditions of this TLA and subject to the continued payment to ARM of any fees and Royalties due at the time of expiry and in the future under the terms of this TLA and provided that such products are already being distributed at the date of expiry of the Annex 1; and

(iii)	except as expressly provided to the contrary in this Clause I5.3(iii), LICENSEE shall at ARM’s option, either destroy or return to ARM any ARM Confidential Information, including any copies thereof in its possession and any ARM Technology or derivatives (including any translation, modification, compilation, abridgement or other form in which the ARM Technology has been recast, transformed or adapted) thereof in its possession but LICENSEE may keep one copy of the relevant ARM Technology for the purpose of supporting the products referred to in Clause I5.3(ii).

15.4	Upon termination the provisions of Clauses 1, 3, 6 (to the extent that any obligation under this Clause remains outstanding), 11, 13, 15 and 16 shall survive termination.

16.	General

16.1	All communications between the parties including, but not limited to, notices, royalty reports, error or bug reports, the exercise of options, and support requests shall be in the English language.

16.2	All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out below (either party may change their respective address for service by giving notice of the change to the other party). Any such notice may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier 48 hours after deposit with such courier, and if by facsimile transmission when dispatched.

ARM Contact	LICENSEE Contact

General Counsel

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110 Fullbourn Road
Cambridge CB1 9NJ
England

16.3	Neither party shall assign or otherwise transfer this TLA or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other, which consent shall not be unreasonably withheld. An assignment shall be deemed to include, without limitation; (i) any transaction or series of transactions whereby a third party acquires, directly or indirectly, the power to control the management and policies of the party, whether through the acquisition of voting securities, by contract or otherwise; or (ii) the sale of more than fifty percent (50%) of the party’s assets whether in a single transaction or series of transactions.

16.4	Neither party shall be liable for any failure or delay in its performance under this TLA due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, third party industrial disputes and governments actions, which are beyond its reasonable control; provided that the delayed party; (i) gives the other party written notice of such cause promptly, and in any event within fourteen (14) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party’s time for performance or cure under this Clause 16.4 shall be extended for a period equal to the duration of the cause.

16.5	ARM and LICENSEE are independent parties. Neither company nor their employees, consultants, contractors or agents are agents, employees or joint venturers of the other party, nor do they have the authority to bind the other party by contract or otherwise to any obligation. Neither party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

16.6	Except as expressly provided under Clause 3 of this TLA, the parties agree that the terms and conditions of this TLA shall be treated as Confidential Information hereunder and shall not be disclosed without the consent of both parties.

16.7	Failure or delay by either party to enforce any provision of this TLA shall not be deemed a waiver of future enforcement of that or any other provision.

16.8	The provisions contained in each clause and sub-clause of this TLA shall be enforceable independently of each of the others and if a provision of this TLA is, or becomes, illegal, invalid or deemed unenforceable by any court or administrative body of competent jurisdiction it shall not affect the legality, validity or enforceability of any other provisions of this TLA. If any of these provisions is so held to be illegal, invalid or unenforceable but would be legal, valid or enforceable if some part of the provision were deleted, the provision in question will apply with such modification as may be necessary to make it legal, valid or enforceable.

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16.9	This TLA, including all Annexes, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. Except in respect of changes to the Trademark Guidelines which may he changed in accordance with the provisions of Clause 2.10, no amendment to or modification of this TLA shall be binding unless in writing and signed by a duly Authorized representative of both parties.

16.10	The ARM Technology provided under this TLA is subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. LICENSEE agrees to comply fully with all laws and regulations of the United States and other countries (“Export Laws”) to assure that neither the ARM Technology, nor any direct products thereof are; (i) exported, directly or indirectly, in violation of Export Laws, either to any countries that are subject to U.S. export restrictions or to any end user who has been prohibited from participating in the U.S. export transactions by any federal agency of the U.S. government; or (ii) intended to be used for any purpose prohibited by Export Laws, including, without limitation, nuclear, chemical, or biological weapons proliferation.

16.11	Any ARM Technology provided to the US Government pursuant to solicitations issued on or after December 151 1995 is provided with the rights and restrictions described elsewhere herein. Any ARM Technology provided to the US Government pursuant to solicitations issued prior to December 15, 1995 is provided with “Restricted Rights” as provided for in FAR, 48 CFR 52.227-14 (JUNE 1987) or DFAR, 48 CFR 252.227-7013 (OCT 1988), as applicable. LICENSEE shall be responsible for ensuring that the ARM Technology is marked with the “Restrictive Rights Notice” or “Restrictive Rights legend”, as required.

16.12	Except as expressly stated in this TLA, the Contracts (Rights of Third Parties) Act 1999 and any legislation amending or replacing that Act shall not apply in relation to this TLA or any agreement, arrangement, understanding, liability or obligation arising under or in connection with this TLA and nothing in this TLA shall confer on any third party the right to enforce any provision of this TLA.

16.13	The validity, construction and performance of this TLA shall be governed by the laws of the State of California, excluding its conflicts of laws principles.

IN WITNESS WHEREOF the parties have caused this TLA to be executed by their duly authorized representatives:

ARM LIMITED		GCT SEMICONDUCTOR, INC.

SIGNED	/s/ Paul Elbro	SIGNED	/s/ Jason Lee

NAME:	Paul Elbro	NAME:	Jason Lee

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TITLE:	Director, ARM Services Division	TITLE:	VP, Corporate Development

DATE:	30/6/06	DATE:	June 27, 2006

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NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”). Such portions have been redacted and are marked with a “[***]” in the place of the redacted language. The redacted information has been filed separately with the Commission.

ANNEX 1

GCT SEMICONDUCTOR, INC.

[***]

TLA Number	[***]
Legal Counsel	NJ
Annex Effective Date	/s/ 30 June 2011

This Annex, when signed by both parties, shall form part of and be incorporated into the Technology Licence Agreement (“TLA”) between the parties (document reference as identified in the table above). Solely for the purposes of interpretation of the TLA with respect to this Annex, to the extent that the provisions contained in this Annex conflict with any of the provisions of the TLA the provisions contained in this Annex shall prevail over and shall supersede the conflicting provisions in the TLA.

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SECTION 1 - ARM TECHNOLOGY

Key to Disclosure Rights

[***]	CONFIDENTIAL except disclosure permitted to [***]
[***]	CONFIDENTIAL except disclosure permitted to [***]
[***]	CONFIDENTIAL except disclosure permitted to [***]
[***]	CONFIDENTIAL except disclosure permitted to [***]
[***]	NON-CONFIDENTIAL [***]

[***]	[***]

Rev 1

SECTION 1 ARM TECHNOLOGY

PART A TECHNICAL REFERENCE MANUAL

Note: TRM = Technical Reference Manual

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PART B IMPLEMENTATION GUIDE

Part Number	Description	Disclosure Rights	Delivery Date
[***] [***]	[***] [***]	[***] [***]	[***]

PART C ARM CORE SYNTHESIZABLE SOURCE

Section 1 Synthesizable RTL

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

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Section 2 Synthesis Scripts

Part Number	Description	Disclosure Rights	Delivery Date
[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***]

PART D RTL TEST BENCHES

TC = Test Chip

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

PART E AVS

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

PART F FUNCTIONAL TEST VECTORS

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]

PART G FUNCTIONAL & INTEGRATION TEST

Part Number	Description	Disclosure Rights	Delivery Date
[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***]

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Part H Models

Part Number	Description	Disclosure Rights	Delivery Date
[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***]

PART I

[***]

[***]

[***]

PART J TEST CHIP DOCUMENTATION

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

PART K TEST CHIP SYNTHESIZABLE SOURCE

TC = Test Chip

Section 1 Test Chip Synthesizable [***]

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

Section 2 Test Chip Synthesis Scripts

Part Number	Description	Disclosure Rights	Delivery Date
[***]	[***]	[***]	[***]

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PART L TESTCHIP FUNCTIONAL TEST VECTORS

Part Number	Description	Disclosure Rights	Delivery Date
[***] [***] [***] [***]	[***] [***] [***] [***]	[***] [***] [***] [***]	[***]

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SECTION 2 - LICENCE AND SPECIAL CONDITION

A.	Definitions

A.1	“Architecture” means the architecture identified in Section 1 Part I of this Annex 1.

A.2	“ARM Compliant Core” means [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

(x)	[***].

A.3	“ARM Compliant Product” means [***]

A.4	[***] Instruction Set” means [***]

A.5	“ARM Instruction Set” means the instruction [***]

A.6	“AVS” means the [***]

A.7	“End User Licence” means a [***]

A.8	“Functional and Integration Test” means[***]

A.9	“Functional Test Vectors” means the [***]

A.10	[***]

A.11	“Implementation and Integration Documentation” means the documentation [***]

A.12	“Implementation Scripts” means the [***]

A.13	“Models” means; [***]

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A.14	“Pipeline Length” means the [***]

A.15	“Single Issue” means that [***]

A.16	“Synthesisable RTL” means the [***]

A.17	“Technical Reference Manual” means the relevant technical reference manuals identified in Section 1 Part

A.18	“Test Chip” means for [***]

A.19	“Test Chip Documentation” means the relevant test chip specification identified in Section 1 Part J of this Annex 1.

A.20	“Test Chip Functional Test Vectors” means the test chip functional test vectors identified in Section 1 Part L of this Annex 1.

A.21	“Test Chip Synthesisable RTL” means the deliverables identified in Section 1 Part K Section 1 of this Annex 1.

A.22	“Test Chip Synthesis Scripts” means the deliverables identified in Section 1 Part K Section 2 of this Annex 1.

A.23	“Unique ARM Compliant Product” means:

(i)	[***]

(ii)	[***] provided that:

(a)	such derivatives result only from [***] (except to the extent [***]

(b)	except as provided below, [***]. LICENSEE shall be permitted to [***]

A.24	“Use” means in respect of the [***] the use of (including [***]. Use shall specifically exclude: [***]

A.25	“Validation and Verification Environment” means [***]

B.	Licence

B.1	Subject to the provisions of Clause 3 (Confidentiality) of the TLA and the provisions of this Section 2, ARM hereby grants, to LICENSEE, a non-transferable (subject to Clause 16.3 of the TLA), non-exclusive, world-wide licence for the Term to;

Technical Reference Documentation

(i)	use, copy, modify (solely to the extent necessary to reflect any permitted modifications in accordance with the provisions of this Clause B.1 or for

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incorporation into LICENSEE’s documentation), distribute and have distributed the Technical Reference Manuals;

ARM Compliant Core

(ii)	use and copy the [***]

(iii)	use and copy the AVS [***]

(iv)	use, copy and modify the Synthesisable RTL [***]

(v)	use, copy and modify the Implementation Scripts [***]

(vi)	use, copy and modify the Functional and Integration Test [***]

(vii)	use, copy and modify [***]

(viii)	use, copy and modify the Validation and Verification Environment [***]

(ix)	manufacture and have manufactured [***]

(x)	package and have packaged [***]

(xi)	sell, supply and distribute [***]

Models

(xii)	copy and use, [***]

(xiii)	use, reproduce and distribute, and sub-license [***]

(xiv)	modify, reproduce, use and distribute, [***]

Test Chips

(xv)	use, copy and modify; [***]

(xvi)	use and copy the Test Chip Documentation [***]

(xvii)	manufacture and have manufactured [***]

C.	Special Conditions

[***]

[***]

“Jazelle” means the extension to the ARM architecture that enables the execution of a subset of Java byte codes by an ARM core as accessed through the BXJ instruction.

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C.1	LICENSEE acknowledges that the ARM Compliant Core incorporates [***]. Without prejudice to any limitations or restrictions set out in the licence grants in Clause B.1 above, LICENSEE agrees that [***] LICENSEE shall be subject [***];

A.	LICENSEE shall not; [***];

B.	LICENSEE agrees that [***]; and

C.	If LICENSEE discloses or distributes any ARM Technology which includes, incorporates or implements [***].

D.	Disclosures

D.1	Notwithstanding that the following suit was not commenced against ARM but resulted from ARM’s intervention, ARM hereby discloses the following against the warranty provided in Clause 11 .1 (ii) of the TLA:

[***].

E.	Test Chip Restrictions

E.1	No right is granted to LICENSEE to distribute or commercially exploit [***].

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SECTION 3 - VERIFICATION

V.1	Definitions

V.1.1	“Implementation” means, [***]

V.1.2	[***]

V.1.3	“Timing Constraints File” means [***]

V.1.4	“Validation and Verification Confirmation” means [***]

V.1.5	“Validation Deliverables” means together [***]

V.2	Validation and Verification of ARM Compliant Core Implementation

V.2.1	For each Implementation of an ARM Compliant Core [***]

1.	[***]

[***]

2.	[***]

3.	[***]

Part A

Validation and verification by [***]

Methodology

Validation

V.A.1	Validate the [***]

Verification

V.A.2	(i) use an [***]

Delivery of Validation and Verification Confirmation

V.A.3	[***] LICENSEE shall deliver a [***]

Validation and Verification Criteria

V.A.4	The Implementation of the ARM Compliant Core shall be validated and verified when; [***]

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Records and Delivery of Equivalence Log Results

V.A.5	For each ARM Compliant Product incorporating an Implementation of the ARM Compliant Core, LICENSEE shall keep a copy of the Equivalence Log Results for such ARM Compliant Product and shall deliver, as soon as reasonably possible, copies of such records to ARM upon request from ARM. If ARM concludes that the [***] LICENSEE shall [***].

Part B

LICENSEE Specified Validation and Verification

Methodology

V.B.1	Subject to V.B.4, [***]

V.B.2	If LICENSEE elects such validation and verification, LICENSEE shall, If accepted by ARM, LICENSEE shall [***] if after acceptance of the Validation and [***] Verification [***] LICENSEE shall [***]

V.B.3	If ARM [***] ARM shall provide LICENSEE [***] LICENSEE may [***]

Default

V.B.4	If ARM fails [***] LICENSEE shall [***]

Part C

Validation and verification by Test Chip

Methodology

Validation

V.C.1	Validate the [***]

Verification

V.C.2	Design [***]

Delivery of Test Chips

V.C.3	After the [***] LICENSEE shall deliver the Test Chip [***] ARM shall [***] and provide to licensee [***]

Validation and Verification Criteria

V.C.4	ARM Compliant Core shall be verified when; [***]

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Notice of Validation and Verification

V.C.5	ARM shall notify LICENSEE, in writing, within [***] In the event that [***] ARM shall [***] In the event that ARM [***].

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Part D

Validation and Verification Confirmation

Validation and Verification in accordance with Section 3 Part A

1.	Equivalence checking

Description of process applied	Tool(s) used	Completed (Tick)
[***]

*	[***]

2.	[***]

Description of process applied	Tool(s) used	Completed (Tick)
[***]

3.	[***]

Description of process applied	Tool(s) used	Completed (Tick)
[***]

Verification in accordance with Section 3 Part B

[***]

[***]
[***]
[***]
[***]
[***]

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SECTION 4. - SUPPORT LIMITATION

4.1	Except as provided below, the maximum number of man hours that ARM shall be obligated to expend on any individual support case submitted to ARM by LICENSEE shall be [***].

4.2	If ARM reasonably believes that [***], ARM and LICENSEE will mutually agree a plan of action for resolution of the support case.

4.3	If a support case results in [***].

4.4	If ARM, at ARM’s discretion, determines that [***].

4.5	If ARM agrees to provide support at [***].

SECTION 5. - TRAINING REQUIREMENT

[***].

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SECTION 6. - TRADEMARKS

Trademark	Registered/ Unregistered

Part A

[***]	[***]

Part B

[***]	[***]

Part C

[***]	[***]

Part D

[***]	[***]

Part E

[***]	[***]
[***]	[***]

SECTION 7 - TERM

Unless terminated in accordance with the provisions of the TLA, this Annex 1 shall continue in force in perpetuity.

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SECTION 8 - FEES AND ROYALTIES

FEES

Fee (Descriptor)	US$
	Due	Due Date (Invoice Date)
Licence Fee for a [***]	[***]	Annex Effective Date

Support and Maintenance

Product(s)	Support and Maintenance Fees
	[***]	[***]	[***]
Support and Maintenance for [***]	[***]	[***]	[***]

*	In respect of the first year of the Term, the support and maintenance fees shall be due on the Annex Effective Date.
**	In respect of the second year of the Term, the support and maintenance fees shall be due on the [***].
***	In respect of the third year of the Term, subject to [***], the support and maintenance fees shall be due on [***]

ROYALTIES

Currency:	US Dollars

Currency Conversion:	[***]

Due:	[***]

Payable:	[***]

Invoice Address:	GCT Semiconductor, 2121 Ringwood Ave. San Jose, CA95131

Calculation:
[***]

Cumulative Number of Units of ARM Compliant Products distributed by LICENSEE	Royalty Rate
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

For the purpose of calculating Royalties, only [***].

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All Royalties paid to ARM pursuant to this Annex 1 shall be [***].

In an ARM Compliant Product [***];

Core	% of royalty payable
ARM core [***]	[***]% [***]
ARM core [***]	[***]% [***]
ARM core [***]	[***]% [***]
ARM core [***]	[***]% [***]
[***]	[***]% [***]

Example 1:

An ARM Compliant Product [***]

Total Royalty = [***]

Example 2:

An ARM Compliant Product [***]

Total royalty = [***]

ROYALTY REPORT

Form of Royalty Report

Send to:	The address for ARM set out in the TLA via first class mail and to royaltyreports@arm.com via email.

LICENSEE

LICENSEE contact

Quarter for which report relates to

Table 1

Part Number	Intended Application	Number of Units of ARM Compliant Product distributed by LICENSEE in Quarter	ASP (US$)		Applicable Royalty Rate		Royalty Due
			$	XXX	X	%	$	XXX
			$	XXX	X	%	$	XXX

Table 2

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Part Number	Intended Application	Estimated Number of Units of ARM Compliant Product distributed by LICENSEE in Next Calendar Quarter	ASP (US$)		Applicable Royalty Rate		Royalty Due
			$	XXX	X	%	$	XXX
			$	XXX	X	%	$	XXX

The information provided in Table 2 shall be non-binding, supplied in good faith and treated as LICENSEE’s Confidential Information.

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SECTION 9 - MARKETING

Notwithstanding anything to the contrary contained in the TLA either party may [***].

Within [***] the Annex Effective Date the parties shall mutually agree the terms and method of [***].

All communications for the above marketing activities shall be sent to the following contacts

ARM Marketing Contact	LICENSEE Marketing Contact

Director of Corporate Communications	Alex Sum
CommsDirectorarm.com	VP Business Development
110 Fulbourn Road	2121 Ringwood Ave
Cambridge	San Jose, CA 95131
CB1 9NJ	U.S.A.

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SECTION 10 - END USER LICENCE

[Respective LICENSEE entity] (“LICENSOR”) hereby grants and the LICENSEE hereby accepts a non transferable and non-exclusive licence to use the Model solely for the purpose of developing a product which [***], under the following terms and conditions:

1.	Ownership. The Model is the property of ARM LIMITED and/or its licensors. The LICENSEE acquires no title, right or interest in the Model other than the licence rights granted herein.

2.	Use. The LICENSEE may use the Model on any one computer at one time except that the Model may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Model has been licensed from LICENSOR for each CPU concurrently executing the Model.

LICENSEE shall not reverse engineer, decompile or disassemble the Model, in whole or in part.

LICENSEE shall only be permitted to use the Model for the Purpose.

LICESENSOR hereby authorises LICENSEE to concurrently use up to a maximum number of [    ] copies of the Model

3.	Copies. Except as provided in Clause 2, LICENSEE may make copies of the Model for back-up and archival purposes only. All copies of the Model must bear the same notice(s) contained on the original copies supplied by LICENSOR.

4.	Model Limited Warranty. LICENSOR warrants that the disks containing the Model shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSOR distributors, agents or employees will in no way increase the scope of this warranty. LICENSOR’s entire liability and the LICENSEE’s exclusive remedy will be, at LICENSOR’s sole option, to replace the disk or to use LICENSOR’s reasonable efforts to make the Model meet the warranty set forth above. Any replacement Model will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The LICENSEE agrees that the supply of the Model does not include updates and upgrades, which may be available from LICENSOR under a separate support agreement.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR

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THE FURNISHING, PERFORMANCE, OR USE OF ANY MODEL LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, OR NEGLIGENCE EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

THE MAXIMUM LIABILITY OF LICENSOR SHALL BE LIMITED TO REFUND OF THE FEES PAID BY LICENSEE (IF ANY) FOR THE MODEL.

5.	Assignment of the Agreement. This Agreement and any license granted hereunder to the LICENSEE may not be assigned, sub-licensed or otherwise transferred by the LICENSEE to any third party

6.	Term and Termination. Unless terminated in accordance with the provisions of this Clause 6, this Agreement and licenses granted hereunder shall continue in force until completion of the Purpose. LICENSOR may terminated this Agreement by written notice to the LICENSEE in the event of a breach by LICENSEE of any provisions of this Agreement.

Upon expiration or termination of this Agreement, the LICENSEE shall refrain from any further use of the Model, and LICENSEE shall either return or destroy and copies of the Model in it’s possession at the date of expiration of termination as applicable.

7.	Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties have caused this Annex 1 to be signed by their duly authorised representative:

ARM LIMITED		GCT SEMICONDUCTOR, INC.

BY:	/s/ Paul Elbro	BY:	/s/ Jason Lee

NAME:	Paul Elbro	NAME:	Jason Lee

TITLE:	Director, ARM Services Division	TITLE:	VP, Corporate Development

DATE:	30/6/06	DATE:	Jun 27, 2006

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Annex 2

Rules for Trademark Usage

4.	On Die Encapsulation

V.1	Except as set out in Clause 1.2, if Licensee is distributing ARM Compliant Products licensee shall apply the Trademark identified in Section 6 Part A of each Annex I to the die encapsulation (i.e. die package) of each unit of ARM Compliant Product.

V.2	Licensee shall not be obliged to apply the Trademark identified in Section 6 Part A of each Annex I to the die encapsulation of each unit of ARM Complaint Product if;

V.2.1	Licensee provides written evidence to ARM that Licensee’s customer has requested that the die encapsulation of each unit of ARM Compliant Product is to bear no trademarks whatsoever; or

V.2.2	Licensee provides written evidence to ARM that Licensee’s customer has requested that the die encapsulation of each unit of ARM Compliant Product is to bear only the trademark of such customer; or

V.2.3	the size of the (lie encapsulation physically prohibits the application of both Licensee’s trademark and the Trademark identified in Section 6 Part A of each Annex I when such marks are scaled to occupy the same area.

V.3	Where Licensee distributes ARM Compliant Products to an Intermediary, the packaging of each unit of such ARM Compliant Product so distributed must hear a mark which unambiguously identifies Licensee as the manufacturing source of the ARM Product. If the packaging of the ARM Compliant Product cannot accommodate Licensee’s mark because of size limitations, then licensee shall include a prominent statement indicating that Licensee is the manufacturing source of the ARM Compliant Product (e.g. “Manufactured by [Licensee identity] under license from ARM Limited”) in substantially all advertising material and promotional, technical or other documentation, including press releases, associated with the ARM Compliant Product and Licensee shall oblige any Intermediary to do the same.

Where: “intermediary” meats any third party to whom Licensee distributes an ARM product and who is not an End User and “End User” means any person or other legal entity which licenses an ARM Compliant Product for its own personal use or for use in the ordinary course of its business but not for onward sale, distribution or sublicensing.

V.4	Except as agreed in writing by ARM, any application by Licensee of tile Trademark identified in Section 6 Part A of each Annex I shall be in accordance with the Logo Design Guide set out in Exhibit A of this Schedule.

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5.	On Product Packaging, Documentation, Copy, and Websites

V.1	ARM Powered Logo (Exhibit B)

(a)	Licensee may apply the Trademark identified in Section 6 Part B of each Annex I in a prominent place, to any product packaging for End User products containing an ARM Compliant Product distributed under license from ARM.

(b)	Licensee may apply the Trademark identified in Section 6 Part B of each Annex I to any advertising or promotional material for, or relating to, any land User product containing an ARM Compliant Product distributed under license from ARM.

(c)	Licensee may apply the Trademark identified in Section 6 Part B of each Annex I to the page(s) of Licensee’s web site relating to any End User product containing an ARM Compliant Product distributed under license from ARM.

V.2	ARM Corporate Signature (Exhibit C)

(a)	Licensee shall apply the Trademark identified in Section 6 Part C of each Annex I in a prominent place, to

(b)	any technical documentation For, or relating to, any ARM Compliant Product distributed under license from ARM licensee may apply the Trademark identified in Section 6 Part C of each Annex I to any advertising or promotional material for, or relating to, any ARM technology or to the company, ARM Limited.

(c)	Licensee shall apply the Trademark identified in Section 6 Part C of each Annex I to the page(s) of Licensee’s web site relating to any ARM Compliant Product distributed under license from ARM.

(d)	The Trademark identified in Section 6 Part C of each Annex I may only be used as a logo to identify ARM (including ARM I Inklings plc. its operating company ARM Limited, and the regional subsidiaries).

V.3	ARM Connect Community Partner Logo (Exhibit D)

(a)	Licensee may apply the Trademark identified in Section 6 Part D of each Annex I to any advertising or promotional material for, or relating to, Licensee’s business relationship with ARM.

(b)	Licensee may apply the Trademark identified in Section 6 Part D of each Annex I in a prominent place, to any technical documentation for, or relating to, any ARM Compliant Product distributed under license from ARM.

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V.4	Licensee may use either of the Trademarks identified in Section 6 Part C or Part D of each Annex I to create a hyperlink between the primary page of Licensee’s website and the primary page of ARM’s website.

V.5	Any use or application by Licensee of the Trademarks identified in Section 6 Part B, Part C or Part D of each Annex I shall be in accordance with: (i) the Logo Design Guide set out in Exhibit B, Exhibit C, or Exhibit D as relevant of this Schedule: and (ii) with guidelines set forth in Clause 3 of this Schedule and other accepted trademark use standards.

V.6	The Trademarks identified in Section 6 Part B, Part C and Part D of each Annex I may only be used as logos and may not he incorporated into a body of text.

V.7	Other Trademarks

(a)	Licensee shall apply the appropriate Trademark from those identified in Section 6 Part E of cacti Annex I to any advertising material or promotional, technical or other documentation relating to any ARM Compliant Product containing such ARM technology distributed by Licensee under License from ARM.

(b)	Licensee may apply the appropriate Trademark from those identified in Section 6 Part E of each Annex I to any product packaging of any product containing such ARM technology and distributed by Licensee under license from ARM.

(c)	Licensee shall apply the “trademarks identified in Section 6 Part E of each Annex I to the page(s) of Licensee’s website relating to any ARM Compliant Product distributed under license from ARM.

(d)	Any use of the trademarks identified in Section 6 Part E of each Annex I by Licensee shall be in accordance with the guidelines set forth in Clause 3 of this Schedule and other accepted trademark use standards.

6.	Use Guidelines

V.1	Where any registered Trademark is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under license from ARM, then for each prominent use and the first use in any test of any such mark the mark must appear with the symbol “®” at the upper right corner of the mark.

V.2	Where any unregistered Trademark is applied to any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under license from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol “™” at the upper right corner of the mark.

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V.3	Licensee shall not adopt, use, or attempt to register any trademark which is confusingly similar to any ARM trademark

V.4	Licensee shall use trademarks only in the form in which they have been registered or are being claimed. To maintain the integrity of a trademark, Licensee shall never use it in a possessive, plural, hyphenated, or abbreviated form: never alter it by adding letters or numbers or incorporating it into another word: always use the proper spelling, punctuation, capitalization, and font type.

V.5	Licensee shall never alter a Trademark

Correct: Use an ARM® PrimeCell® peripheral.

Incorrect: Add a PrimeCell® peripheral to your ARMory.

V.6	Licensee shall rise proper capitalization for a Trademark

Correct: ARM®

Incorrect: Arm®

V.7	Licensee shall always use the appropriate descriptive generic noun written in lowercase letters after a Trademark

Correct: ARM® core

Incorrect: ARM® Core

V.8	Licensee shall use a Registered Trademark Symbol (V) when Using “ARM” as a Trademark or Brand Name, but Not as a Trade Name

Correct: ARM announces its new line of ARMO developer tools.

Incorrect: ARM30 Corporation

V.9	Licensee shall include appropriate notices in substantially the Following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under license from ARM if such material contains an ARM Trademark:

For registered Trademarks: “[Cite Trademark(s)] is [are] the registered trademark(s) of ARM Limited in the EU and other countries.

For unregistered Trademarks: ‘[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited in the EU and other countries.

V.10

Licensee shall always use the appropriate symbols with a trademark in a heading, as well as on the first occurrence of the trademark in a text. The same standards apply to attributing trademarks on a Web page. Since each Web page has the potential to be viewed individually_ trademark symbols should be used on each page, even if part of a multipage section or site. Licensee shall attribute trademarks on the first occurrence within sidebars, charts, tables, graphics,

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diagrams, marketing slides, banners. “Related information” links, and other links on a Web page, because these elements have greater potential to be read or placed independently.

V.11	In addition to the rules set out above ARM may provide Licensees with additional instructions relating to the use of the Trademarks from time to time which licensee shall follow in its future use of the Trademarks.

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Logo Design Guide

Exhibit A

The marks must appear exactly as shown in this Logo Design Guide; the elements, proportions and relationships must not change. The marks are available in slat repro form and in cps for Macintosh or WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should he printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards. When specifying the colour of the mark with process inks, the correct mix is:

cyan	100
Magenta	0
Yellow	8.5
Black	34

•	Do not alter or deform the shape of the marks.

•	Do not replace the logotype with a different typeface or attempt to mimic the logotype typeface.

•	Do not place competing visual elements (including but not limited to other Trademarks) close to the marks.

•	Do not set type near to the marks that could be construed as a corporate slogan or motto

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